UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND III

SEMI-ANNUAL REPORT

Ninety One Global Franchise Fund

(Previously Investec Global Franchise Fund)

Ninety One Emerging Markets Equity Fund

(Previously Investec Emerging Markets Equity Fund)

APRIL 30, 2020

INVESTMENT ADVISER:

NINETY ONE NORTH AMERICA, INC.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

Ninety One Global Franchise Fund – Semi-Annual Review - October 31, 2019 to April 30, 2020

Performance for the Reporting Period

Dear Shareholder,

The period covers two strikingly different periods. The final months of 2019 saw markets maintain their uptrend, with many closing out the year close to all-time highs. A US-China trade truce was priced in, and in the UK, the decisive victory for the incumbent Conservative party provided a boost to UK equities. However, into January, news of the worsening coronavirus (COVID-19) outbreak in China began to drive fear into markets. Then came an oil price war, as cooperation within OPEC+ broke down. As COVID-19 spread outside of Asia, progressing to pandemic status, the global economy in effect froze, as governments across the board restricted movement to combat the virus, prompting one of the fastest ever sell-offs in a number of asset classes through March.

Performance review

Over the period, the Ninety One Global Franchise Fund delivered a positive absolute return and outperformed the Fund’s benchmark.

Stock selection within financials was the main driver of the Fund’s outperformance over the period, with credit rating agencies Moody’s and S&P Global the leading contributors. Certain stocks among our technology holdings have been consistent strong performers, none more so than global software provider Microsoft and global payment provider Visa. Microsoft continued to benefit from increased revenues from its online cloud offering Azure, with Visa enjoying increased volumes in global transactions over the period. Other consistent Fund performers from within the sector included internet domain registration company Verisign. Within healthcare, companies like Johnson & Johnson and Roche held up well in the market sell-off, adding to returns.

More negatively, exposure to travel companies weighed on relative performance. Amadeus IT Group, which provides IT software to the global travel and tourism industry, and online bookings portal Booking Holdings have been directly impacted by the coronavirus outbreak, which has shut down global travel. We believe both have enough financial flexibility to weather this period and emerge in strong competitive positions. Drinks company Anheuser-Busch InBev had a

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

challenging period. Following its forecast in February that first-quarter earnings would drop 10%, its relatively high leverage came into focus, with the current environment likely to weigh on cash flows and their ability to pay down debt. We have now exited this position. Growthpoint Properties withdrew all financial guidance, citing ongoing uncertainty around the impact and duration of COVID-19. The company did stress it has a healthy buffer of undrawn debt lines with no maturities until 2022. Media company Fox Corporation also detracted, as investors perceived some cyclical risk to the company’s advertising revenues.

Outlook and positioning

What the world is facing now is genuinely unprecedented, with a distinct lack of past experience to take guidance from. Forecasts are even more prone to error than normal, as a result, with traditional models made redundant and the range of variables and possible outcomes too wide to predict with any kind of accuracy. The myriad inputs and factors prioritized by different market participants has resulted in volatility not seen since 2008. Patchy and inconsistent data on the coronavirus itself has also contributed to uncertainty.

We acknowledge the decisive nature with which governments have acted in the face of this crisis. The speed and magnitude of fiscal and monetary responses have been encouraging against a backdrop of plunging economic activity. That being said, even in the best case recovery scenarios, we expect this crisis will have multiple second and third order impacts on industries, some of which may not become apparent for some time; not to mention the financing and investment implications of rapid capital flows and extreme asset price moves we have seen in recent weeks.

Rather than attempt to make top-down forecasts, our assessment of the macro and market environment is typically made at the underlying stock level. We have been fastidious in our analysis of portfolio companies’ ability to navigate these challenging times, assessing their ability to emerge from the crisis in positions of strength with business models intact. Overall, we are comfortable that the Quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for any structural changes sparked by this crisis.

The Quality businesses we seek in our portfolios have historically proved resilient in times of uncertainty and have often led the recovery following indiscriminate

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

sell-offs. These companies may be well placed to capture significant upside at some point in the future as investors once again recognize their Quality fundamentals. Additionally, given the substantial moves we have seen in share prices, significant opportunities likely lie ahead. We continue to monitor the situation very closely and remain front-footed in terms of portfolio positioning.

Clyde Rossouw, Co-Head of Quality and Portfolio Manager

Investing involves risk, including possible loss of principal. Past performance is not a guarantee of future results.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

Ninety One Emerging Markets Equity Fund – Semi-Annual Review – October 31, 2019 to April 30, 2020

Performance for the Reporting Period

Dear Shareholder,

The period covers two strikingly different periods. The final months of 2019 saw markets maintain their uptrend, with many closing out the year close to all-time highs. A US-China trade truce was priced in, and in the UK, the decisive victory for the incumbent Conservative party provided a boost to UK equities. However, into January, news of the worsening coronavirus (COVID-19) outbreak in China began to drive fear into markets. Then came an oil price war, as cooperation within OPEC+ broke down. As COVID-19 spread outside of Asia, progressing to pandemic status, the global economy in effect froze, as governments across the board restricted movement to combat the virus, prompting one of the fastest ever sell-offs in a number of asset classes through March.

Performance review

Over the period, the Ninety One Emerging Market Equity Fund produced a negative absolute return and underperformed the Fund’s benchmark.

Surveying the regional market performance, Asia was the one area of outperformance, principally due to China, Taiwan and South Korea. However, ASEAN economies generally struggled, while India also underperformed at the index level. However, the truly cataclysmic performance was seen in Latin America where markets were down significantly, with Brazilian equities halving. The latter suffered particularly badly as it became clear to the market that expectations of further ambitious reforms were unlikely to be realised, while the real significantly sold off. Currency falls across emerging markets economies, particularly those more reliant on commodity exports, were an additional problem for investors.

Our relative performance was significantly hampered by exposure to Brazil, where our bottom three stocks over the period were Brazilian. The most significant detractor was Petrobras, hurt by the collapsing oil price. Banco do Brasil and Itaúsa were also caught in the market sell-off.

ASEAN was also generally a place of stress in the quarter, with economically-sensitive Astra in Indonesia underperforming. Financials generally proved a very

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

difficult place to be with exposures in Brazil, Colombia, South Africa and Austria all underperforming. Banks suffer in two ways in the current environment; first, credit quality deteriorates, and second, margins are generally pressured by cuts in interest rates. In Europe, the ECB requested that banks deferred dividend payments, which affected Eastern European-focused Erste Group Bank (0.8%).

On the positive side, much of our internet-related exposure (Kakao, NetEase and Alibaba) outperformed. NetEase is a beneficiary from the boost in computer gaming during China’s lockdown. It also reported earnings with upbeat indicators on future revenue growth, namely strong deferred revenues and a rich content pipeline. Alibaba is well positioned to benefit from the long-term shift toward e-commerce accelerated by the lockdown. Performance in Thailand (given our reduced exposure to Thai financials) and Russia (where we are skewed towards quality, as usual) were also positives. Polymetal International received a strong tailwind from the rising gold price. Lastly, and pleasingly, our one IPO of 2019 – China Feihe – rose 50% during the quarter on excellent 2019 results and strong Q1 trading with revenues in that quarter up 30%.

Outlook and positioning

It appears that a rapid recovery in the global economy and stock markets is perhaps unlikely. The bear markets in emerging markets accompanying the 1997-98 Asian financial crisis, the 2000-01 burst of the dot com bubble and 9-11 and the 2008 global financial crisis all lasted at least a year and saw peak-to-trough falls of over 50%. The only bear market that didn’t prove as grueling was that of 1987 which was a short, sharp three months, and fell only just over 40%. However, the level of economic dislocation that we have seen so far is without precedent and so a rapid 1987-style recovery seems unlikely.

We also expect to see a wide variation in outcomes between EM countries, where the strong are likely to become stronger and the weak weaker. Likely winners will be China that is now past the emergency stage and slowly recovering, and other more developed areas of Asia, such as Korea. Of more concern would be those countries with weaker healthcare systems and less room for fiscal stimulus, such as India and Latin America.

Our focus is on companies that have strong business models, balance sheets and cashflows, those that we believe will survive to fight another day. Approximately 40% of the non-financial companies we hold have net cash balance sheets. Around 40% of our existing holdings are technology companies whose growth is as dependent on technological and behavioral change as it is on general

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

economic growth. Another 20 to 25% are companies supplying the necessities of life such as beer, food, supermarkets, telecoms and electricity.

Lastly, the next few months are likely to be tumultuous, but we should not lose sight of the one attribute required of an emerging market investor at times like this: intestinal fortitude. If you were invested at the bottom in the last four great EM bear markets of the past 30 years, you would have made between 46-115% in the next year, and between 88-166% over the following three years.

Archie Hart, Portfolio Manager

Investing involves risk, including possible loss of principal. Past performance is not a guarantee of future results.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

Sector Weightings †:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.3%

	Shares	Value

BELGIUM — 0.6%
Anheuser-Busch InBev ADR	11,936	$555,263

CHINA — 1.7%
NetEase ADR	4,435	1,529,897

GERMANY — 3.6%
Beiersdorf	30,238	3,161,603

NETHERLANDS — 3.8%
ASML Holding	11,486	3,360,959

SOUTH KOREA — 1.6%
Samsung Electronics GDR	1,344	1,378,801

SPAIN — 1.8%
Amadeus IT Group	33,175	1,593,909

SWITZERLAND — 9.1%
Nestle	35,217	3,710,651

Roche Holding	12,384	4,312,978

		8,023,629

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — 7.0%
Reckitt Benckiser Group	29,996	$ 2,503,752

St. James’s Place	142,815	1,536,100

Unilever	41,759	2,152,674

		6,192,526

UNITED STATES — 64.1%

Communication Services — 4.0%
Electronic Arts *	16,477	1,882,662
Fox	62,964	1,628,879

		3,511,541

Consumer Discretionary — 4.4%
Booking Holdings *(1)	2,633	3,898,341

Consumer Staples — 5.7%
Altria Group	21,858	857,926

Estee Lauder, Cl A *	5,103	900,169

Philip Morris International (1)	44,013	3,283,370

		5,041,465

Financials — 14.0%
Charles Schwab	60,807	2,293,640

FactSet Research Systems	7,094	1,950,850

Moody’s	21,549	5,255,801

S&P Global	9,651	2,826,585

		12,326,876

Health Care — 8.8%
Becton Dickinson	9,977	2,519,492

ICON *	10,349	1,660,704

Johnson & Johnson	23,955	3,594,208

		7,774,404

Information Technology — 27.2%
Check Point Software Technologies *	22,549	2,384,331

Intuit	11,371	3,068,010

Microsoft	32,214	5,773,071

VeriSign *	24,353	5,101,710

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

Information Technology (continued)

Visa, Cl A (1)	43,179	$7,716,951

		24,044,073

		56,596,700

Total Common Stock (Cost $77,378,238)		82,393,287

Total Investments— 93.3% (Cost $77,378,238)		$82,393,287

Percentages are based on Net Assets of $88,325,732.

*	Non-income producing security.
(1)	Represents a company categorized as a “non-United States company,” as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt

The following is a list of the inputs used as of April 30, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$555,263	$—	$—	$555,263
China	1,529,897	—	—	1,529,897
Germany	—	3,161,603	—	3,161,603
Netherlands	—	3,360,959	—	3,360,959
South Korea	1,378,801	—	—	1,378,801
Spain	—	1,593,909	—	1,593,909
Switzerland	—	8,023,629	—	8,023,629
United Kingdom	—	6,192,526	—	6,192,526
United States	56,596,700	—	—	56,596,700

Total Investments in Securities	$60,060,661	$22,332,626	$—	$82,393,287

For the six months ended April 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

Sector Weightings †:

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.3%

	Shares	Value

AUSTRIA — 0.8%
Erste Group Bank	14,798	$322,225

BRAZIL — 4.1%
Ambev ADR *	134,018	288,139

Ambev *	11,455	24,060

Atacadao *	69,172	256,713

Banco do Brasil	48,313	252,842

Engie Brasil Energia	37,798	274,549

Petroleo Brasileiro ADR	75,140	519,217

		1,615,520

CHINA — 14.1%
58.com ADR *	6,601	342,922

Alibaba Group Holding ADR *	17,163	3,478,425

Anhui Conch Cement, Cl A	43,971	371,818

Haier Smart Home, Cl A	124,840	272,397

NetEase ADR	1,863	642,660

Wuliangye Yibin, Cl A	23,900	457,111

		5,565,333

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

COLOMBIA — 0.6%
Bancolombia ADR	9,616	$250,978

DENMARK — 1.0%
Carlsberg, Cl B	3,248	409,056

HONG KONG — 27.7%
AIA Group	96,200	889,704

Air China, Cl H	276,000	196,267

China Construction Bank, Cl H	1,135,000	920,906

China Feihe *	167,000	349,468

China Life Insurance, Cl H	174,000	370,037

China Resources Gas Group	54,000	305,187

China Resources Land	142,000	578,406

CSPC Pharmaceutical Group	216,000	430,684
Geely Automobile Holdings	126,000	195,292

Li Ning	91,000	286,811

Ping An Insurance Group of China, Cl H	113,500	1,169,645

Sands China	93,600	384,831

Techtronic Industries	46,000	351,139

Tencent Holdings	63,200	3,344,934

Want Want China Holdings	499,000	357,994

Weichai Power, Cl H	290,000	506,266

WH Group	327,500	315,831

		10,953,402

HUNGARY — 1.1%
MOL Hungarian Oil & Gas *	33,741	215,041

Richter Gedeon Nyrt	10,422	223,793

		438,834

INDIA — 2.9%
Bharat Electronics	230,851	219,683

Dr Reddy’s Laboratories	945	49,276

HDFC Bank	32,121	424,572

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

INDIA (continued)

ITC	80,809	$194,633

Shriram Transport Finance	24,708	253,177

		1,141,341

INDONESIA — 0.9%
Astra International	45,800	11,846
Perusahaan Gas Negara	294,400	16,905

Telekomunikasi Indonesia Persero	1,457,300	338,884

		367,635

LUXEMBOURG — 0.4%
Ternium ADR (1)	11,354	154,301

MALAYSIA — 0.3%
Genting	133,000	128,757

MEXICO — 2.8%
Grupo Aeroportuario del Sureste ADR	1,415	141,090

Grupo Mexico	191,250	411,657

Wal-Mart de Mexico	230,867	564,029

		1,116,776

POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski	39,852	211,853

RUSSIA — 3.0%
LUKOIL PJSC ADR	9,198	593,915

MMC Norilsk Nickel PJSC ADR	21,208	579,826

		1,173,741

SOUTH AFRICA — 2.2%
Bidcorp	24,614	323,095

Netcare	206,708	174,758

Old Mutual	230,635	168,352

RMB Holdings	63,056	181,701

		847,906

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA — 10.5%
Fila Holdings	11,824	$337,293

Hana Financial Group	13,056	296,677

Kakao	3,934	595,728

Samsung Electronics	68,274	2,796,867

Samsung Life Insurance	3,226	129,998

		4,156,563

TAIWAN — 13.1%
Accton Technology	27,000	196,282

Delta Electronics	76,000	355,720

Largan Precision	5,000	686,635

MediaTek	43,000	596,288

Novatek Microelectronics	46,000	286,128

Taiwan Semiconductor Manufacturing	300,000	3,039,176

		5,160,229

THAILAND — 1.2%
Advanced Info Service	56,900	347,533

Indorama Ventures	158,900	140,868

		488,401

TURKEY — 1.0%
Haci Omer Sabanci Holding	212,749	249,481

TAV Havalimanlari Holding	60,931	159,190

		408,671

UNITED ARAB EMIRATES — 1.1%
Aldar Properties PJSC	406,169	200,935

Emaar Properties PJSC	323,461	239,733

		440,668

UNITED KINGDOM — 2.8%
Anglo American (1)	22,835	407,716
Polymetal International (1)	21,515	442,421

X5 Retail Group GDR	8,522	250,178

		1,100,315

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 1.2%

Consumer Discretionary — 1.2%

JD.com ADR *	10,979	$473,195

Total Common Stock (Cost $38,162,609)		36,925,700

PREFERRED STOCK — 1.1%

BRAZIL — 1.1%

Itausa - Investimentos Itau (2) (Cost $798,886)	260,566	433,691

Total Investments — 94.4% (Cost $38,961,495)		$37,359,391

Percentages are based on Net Assets of $39,573,025.

*	Non-income producing security.
(1)

Represents a company categorized as an “emerging market company,” as set forth in the Fund’s Prospectus, because it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries.

(2)	There is currently no rate available.

ADR	American Depositary Receipt
Cl	Class
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020 (UNAUDITED)

The following is a list of the inputs used as of April 30, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$–	$322,225	$–	$322,225
Brazil	1,615,520	–	–	1,615,520
China	4,464,007	1,101,326	–	5,565,333
Colombia	250,978	–	–	250,978
Denmark	–	409,056	–	409,056
Hong Kong	–	10,953,402	–	10,953,402
Hungary	223,793	215,041	–	438,834
India	–	1,141,341	–	1,141,341
Indonesia	–	367,635	–	367,635
Luxembourg	154,301	–	–	154,301
Malaysia	–	128,757	–	128,757
Mexico	1,116,776	–	–	1,116,776
Poland	–	211,853	–	211,853
Russia	1,173,741	–	–	1,173,741
South Africa	–	847,906	–	847,906
South Korea	–	4,156,563	–	4,156,563
Taiwan	–	5,160,229	–	5,160,229
Thailand	–	488,401	–	488,401
Turkey	–	408,671	–	408,671
United Arab Emirates	–	440,668	–	440,668
United Kingdom	–	1,100,315	–	1,100,315
United States	473,195	–	–	473,195
Preferred Stock
Brazil	433,691	–	–	433,691

Total Investments in Securities	$9,906,002	$27,453,389	$–	$37,359,391

For the six months ended April 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
	Ninety One Global Franchise Fund	Ninety One Emerging Markets Equity Fund
Assets:
Investments, at Value (Cost $77,378,238 and $38,961,495)	$82,393,287	$37,359,391
Foreign Currency, at Value (Cost $6,430 and $19,908)	6,497	20,259
Cash	5,737,119	2,062,054
Receivable for Investments Sold	736,673	98,323
Receivable for Capital Shares Sold	114,485	67,214
Reclaim Receivable	87,874	6,751
Dividend and Interest Receivable	77,073	35,990
Receivable due from Investment Adviser	–	9,766
Prepaid Expenses	22,487	16,897

Total Assets	89,175,495	39,676,645

Liabilities:
Payable for Investment Securities Purchased	596,349	39,591
Payable for Capital Shares Redeemed	170,215	8,530
Payable due to Investment Adviser	22,525	–
Audit Fees Payable	12,772	12,772
Printing Fees Payable	12,319	11,293
Payable due to Administrator	11,475	9,836
Transfer Agent Fees Payable	10,143	10,714
Payable due to Trustees	3,850	2,116
Chief Compliance Officer Fees Payable	2,026	899
Distribution Fees Payable - A Shares	810	2
Custody Fees Payable	255	7,815
Unrealized Loss on Foreign Spot Currency Contracts	241	52
Other Accrued Expenses	6,783	–

Total Liabilities	849,763	103,620

Net Assets	$88,325,732	$39,573,025

NET ASSETS CONSIST OF:
Paid-in Capital	$83,020,526	$42,905,656
Total Distributable Earnings (Accumulated Losses)	5,305,206	(3,332,631)

Net Assets	$88,325,732	$39,573,025

I Shares:
Net Assets	$83,907,056	$39,561,596
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	7,174,971	4,344,592

Net Asset Value, Offering and Redemption Price Per Share	$11.69	$9.11

A Shares:
Net Assets	$4,418,676	$11,429
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	378,582	1,256

Net Asset Value, Offering and Redemption Price Per Share	$11.67	$9.10

Maximum Offering Price Per Share ($11.67/94.25%, $9.10/94.25%	$12.38	$9.66

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2020 (UNAUDITED)

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One Emerging Markets Equity Fund
Investment Income:
Dividends	$789,743	$404,707
Less: Foreign Taxes Withheld	(43,160)	(42,815)

Total Investment Income	746,583	361,892

Expenses:
Investment Advisory Fees	287,384	155,697
Administration Fees - Note 4	67,585	59,069
Trustees’ Fees	7,492	4,233
Distribution Fees - A Shares	5,081	15
Chief Compliance Officer Fees	2,855	1,631
Transfer Agent Fees	37,847	34,225
Printing Fees	21,758	11,280
Legal Fees	21,120	12,689
Registration and Filing Fees	17,991	20,606
Audit Fees	12,689	11,967
Custodian Fees	3,783	43,577
Other Expenses	12,119	14,362

Total Expenses	497,704	369,351

Less:
Investment Advisory Fee Waiver	(166,856)	(155,697)
Reimbursement from Adviser	–	(37,106)
Fees Paid Indirectly — Note 4	(61)	(75)

Net Expenses	330,787	176,473

Net Investment Income	415,796	185,419

Net Realized Loss on:
Investments	(7,717)	(893,192)
Foreign Currency Transactions	(799)	(16,913)

Net Realized Loss	(8,516)	(910,105)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,136,283)	(3,871,974)
Foreign Currency Translation	1,760	(2,244)

Net Change in Unrealized Appreciation (Depreciation)	(1,134,523)	(3,874,218)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(1,143,039)	(4,784,323)

Net Decrease in Net Assets Resulting from Operations	$(727,243)	$(4,598,904)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:

Net Investment Income	$415,796	$370,878
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,516)	333,360
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(1,134,523)	6,010,878

Net Increase (Decrease) in Net Assets Resulting From Operations	(727,243)	6,715,116

Distributions:
I Shares	(596,522)	(272,758)

A Shares	(30,693)	(4,219)

Total Distributions	(627,215)	(276,977)

Capital Share Transactions:
I Shares:
Issued	30,927,487	25,833,954
Reinvestment of Distributions	596,522	272,764
Redeemed	(7,129,460)	(4,926,989)

Increase from I Shares Capital Share Transactions	24,394,549	21,179,729

A Shares:
Issued	1,334,561	3,992,641
Reinvestment of Distributions	30,693	4,213
Redeemed	(338,128)	(1,234,927)

Increase from A Shares Capital Share Transactions	1,027,126	2,761,927

Net Increase in Net Assets From Capital Share Transactions	25,421,675	23,941,656

Total Increase in Net Assets	24,067,217	30,379,795

Net Assets:
Beginning of Year or Period	64,258,515	33,878,720

End of Year or Period	$88,325,732	$64,258,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Shares Transactions:
I Shares:
Issued	2,573,874	2,336,121
Reinvestment of Distributions	48,748	28,443
Redeemed	(660,421)	(436,588)

Increase in Shares Outstanding from I Shares Transactions	1,962,201	1,927,976

A Shares:
Issued	109,962	362,817
Reinvestment of Distributions	2,513	439
Redeemed	(28,146)	(108,040)

Increase in Shares Outstanding from A Shares Transactions	84,329	255,216

Net Increase in Shares Outstanding From Share Transactions	2,046,530	2,183,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 *
Operations:

Net Investment Income	$185,419	$1,293,714
Net Realized Loss on Investments and Foreign Currency Transactions	(910,105)	(959,765)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(3,874,218)	2,270,506

Net Increase (Decrease) in Net Assets Resulting From Operations	(4,598,904)	2,604,455

Distributions:
I Shares	(1,286,146)	(52,053)
A Shares	(294)	(13)

Total Distributions	(1,286,440)	(52,066)

Capital Share Transactions:
I Shares:
Issued	6,495,845	48,106,676
Reinvestment of Distributions	1,286,146	52,053
Redeemed	(7,310,369)	(5,737,205)

Increase from I Shares Capital Share Transactions	471,622	42,421,524

A Shares:
Issued	2,172	13,506
Reinvestment of Distributions	294	13
Redeemed	–	(3,151)

Increase from A Shares Capital Share Transactions	2,466	10,368

Net Increase in Net Assets From Capital Share Transactions	474,088	42,431,892

Total Increase (Decrease) in Net Assets	(5,411,256)	44,984,281

Net Assets:
Beginning of Year or Period	44,984,281	–

End of Year or Period	$39,573,025	$44,984,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 *
Shares Transactions:
I Shares:
Issued	713,118	4,741,041
Reinvestment of Distributions	114,020	5,450
Redeemed	(677,206)	(551,831)

Increase in Shares Outstanding from I Shares Transactions	149,932	4,194,660

A Shares:
Issued	190	1,327
Reinvestment of Distributions	26	1
Redeemed	–	(288)

Increase in Shares Outstanding from A Shares Transactions	216	1,040

Net Increase in Shares Outstanding From Share Transactions	150,148	4,195,700

* Commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$11.67	$10.19	$10.00

Income from Investment Operations:
Net Investment Income*	0.06	0.09	0.08
Net Realized and Unrealized Gain	0.07	1.47	0.12

Total from Investment Operations	0.13	1.56	0.20

Dividends and Distributions:
Net Investment Income	(0.07)	(0.08)	(0.01)
Capital Gains	(0.04)	—	—

Total Dividends and Distributions	(0.11)	(0.08)	(0.01)

Net Asset Value, End of Year or Period	$11.69	$11.67	$10.19

Total Return†	1.07%	15.45%	1.98%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$83,907	$60,832	$33,481
Ratio of Expenses to Average Net Assets	0.85%††	0.85%	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.29%††	1.56%	2.10	%††
Ratio of Net Investment Income to Average Net Assets	1.10%††	0.79%	0.93	%††
Portfolio Turnover Rate	7%‡	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on December 11, 2017.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$11.64	$10.19	$10.76

Income from Investment Operations:
Net Investment Income (Loss)*	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	0.07	1.47	(0.56)

Total from Investment Operations	0.12	1.52	(0.57)

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—
Capital Gains	(0.04)	—	—

Total Dividends and Distributions	(0.09)	(0.07)	—

Net Asset Value, End of Year or Period	$11.67	$11.64	$10.19

Total Return†	1.00%	15.10%	(5.30)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$4,419	$3,427	$398
Ratio of Expenses to Average Net Assets	1.10%††	1.10%	1.15	%††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.54%††	1.78%	3.35	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.83%††	0.48%	(1.00)	%††
Portfolio Turnover Rate	7%‡	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	Ratio reflects the impact of low level of average net assets. Under normal asset levels, ratio would have been 1.10%.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares

	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Period	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.05	0.32
Net Realized and Unrealized Gain (Loss)	(1.35)	0.42

Total from Investment Operations	(1.30)	0.74

Dividends and Distributions:
Net Investment Income	(0.31)	(0.02)

Total Dividends and Distributions	(0.31)	(0.02)

Net Asset Value, End of Period	$9.11	$10.72

Total Return†	(12.70)%	7.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$39,562	$44,973
Ratio of Expenses to Average Net Assets	0.85%††	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.78%††	1.99	%††
Ratio of Net Investment Income to Average Net Assets	0.89%††	3.31	%††
Portfolio Turnover Rate	30%‡	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares

	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Period	$10.70	$10.00

Income from Investment Operations:
Net Investment Income*	0.03	0.28
Net Realized and Unrealized Gain (Loss)	(1.35)	0.43

Total from Investment Operations	(1.32)	0.71

Dividends and Distributions:
Net Investment Income	(0.28)	(0.01)

Total Dividends and Distributions	(0.28)	(0.01)

Net Asset Value, End of Period	$9.10	$10.70

Total Return†	(12.82)%	7.14%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets	1.10%††	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.06%††	2.24	%††
Ratio of Net Investment Income to Average Net Assets	0.63%††	2.94	%††
Portfolio Turnover Rate	30%‡	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund (the “Funds”). The investment objectives of the Funds are to seek long-term capital growth. The Funds are classified as a non-diversified investment company. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One Emerging Markets Equity Fund commenced operations November 28, 2018, and currently offers Class I Shares and Class A Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Offering Costs — The Ninety One Emerging Markets Equity Fund offering costs, including costs of printing the initial prospectus, legal and registration fees, were fully amortized over twelve months from inception of the Fund.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the six months ended April 30, 2020, the Funds paid $67,585 and $59,069 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the six months ended April 30, 2020, the Funds paid $5,081 and $15 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the six months ended April 30, 2020, the Funds earned cash management credits of $61 and $75 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.75% of the Ninety One Global Franchise Fund’s average daily net assets and 0.75% of the Ninety One Emerging Markets Equity Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 0.85% of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2021 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021. As of April 30, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

Fund	Expiring 2021	Expiring 2022	Expiring 2023	Total
Ninety One Global Franchise Fund	$111,810	$351,823	$342,706	$806,339

Ninety One Emerging Markets Equity Fund	N/A	115,119	451,109	566,228

6. Investment Transactions:

For the six months ended April 30, 2020, the Ninety One Global Franchise Fund made purchases of $30,016,819 and sales of $4,625,021 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2020, the Ninety One Emerging Markets Equity Fund made purchases of $12,336,887 and sales of $14,118,942 in

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

Ninety One Global Franchise Fund

	Ordinary Income	Total
2019	$276,977	$276,977
2018	18,765	18,765

Ninety One Emerging Markets Equity Fund*

	Ordinary Income	Total
2019	$52,066	$52,066

* Commenced operations on November 28, 2018.

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$294,696
Undistributed Long-Term Capital Gain	213,549
Unrealized Appreciation	6,151,419

Total Distributable Earnings	$6,659,664

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$1,152,110
Capital Loss Carryforwards - Short Term	(740,092)
Unrealized Appreciation	2,140,697
Other Temporary Differences	(2)

Total Distributable Earnings	$2,552,713

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For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and retain their character as either short-term or long-term capital losses. During the year ended October 31, 2019, the Ninety One Global Franchise Fund utilized $119,727 of prior short-term capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at April 30, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/Depreciation
Ninety One Global Franchise Fund
$77,378,238	$9,923,919	$(4,908,870)	$ 5,015,049
Ninety One Emerging Markets Equity Fund
38,961,495	3,503,202	(5,105,306)	(1,602,104)

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Active Management Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Since each Fund purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the

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Fund. Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Preferred Stock Risk (Emerging Markets Equity Fund) – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Small- and Mid-Capitalization Company Risk (Emerging Markets Equity Fund) – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk (Emerging Markets Equity Fund & Global Franchise Fund) – The large-capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large-capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Investing in foreign companies, including direct investments and investments through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be

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registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Emerging Markets Equity Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Depositary Receipts Risk (Emerging Markets Equity Fund) – Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

Geographic Focus Risk (Emerging Markets Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may

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be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China (Emerging Markets Equity Fund) – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Stock Connect Investing Risk (Emerging Markets Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will

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only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Liquidity Risk (Emerging Markets Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversification Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Market Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. Other:

At April 30, 2020, 88.93% of I Shares outstanding were held by three record shareholders and 90.48% of A Shares outstanding were held by two record shareholders in the Ninety One Global Franchise Fund.

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At April 30, 2020, 85.37% of I Shares outstanding were held by three record shareholders and 99.95% of A Shares outstanding were held by two record shareholders in the Ninety One Emerging Markets Equity Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from November 1, 2019 to April 30, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Ninety One Global Franchise Fund — I Shares
Actual Fund Return	$1,000.00	$1,010.70	0.85%	$4.25

Hypothetical 5% Return	1,000.00	1,020.64	0.85	4.27
Ninety One Global Franchise Fund — A Shares
Actual Fund Return	$1,000.00	$1,010.00	1.10%	$5.50

Hypothetical 5% Return	1,000.00	1,019.39	1.10	5.52
Ninety One Emerging Markets Equity Fund — I Shares
Actual Fund Return	$1,000.00	$873.00	0.85%	$3.96

Hypothetical 5% Return	1,000.00	1,020.64	0.85	4.27
Ninety One Emerging Markets Equity Fund — A Shares
Actual Fund Return	$1,000.00	$871.80	1.10%	$5.12

Hypothetical 5% Return	1,000.00	1,019.39	1.10	5.52

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

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REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 18, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the period of then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting.    The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

On March 16, 2020, the Investec Group’s asset management business, including Investec Asset Management North America, Inc., the investment adviser of the Funds (“IAM NA”), was demerged from the Investec Group, and separately listed on the London Stock Exchange and the Johannesburg Stock Exchange (the “Transaction”). In connection with the Transaction, IAM NA was renamed Ninety One North America, Inc. (“Ninety One NA”) (IAM NA and/or Ninety One NA are referred to herein as the “Adviser”). In anticipation that the Transaction could be deemed to result in a change in control of the Adviser under the 1940 Act, and, consequently, in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of each Fund, and IAM NA (the “Prior Agreement”), a Board meeting was held on December 12, 2019 (the “December 2019 Board Meeting”) to decide whether to approve an interim investment advisory agreement between the Trust, on behalf of each Fund, and Ninety One NA for a term of up to 150 days (the “Interim Agreement”) and a new investment advisory agreement between the Trust, on behalf of each Fund, and Ninety One NA for an initial term of two years (the “New Agreement”).

At the December 2019 Board Meeting, in connection with its approval of the Interim Agreement and the New Agreement, the Board considered materials provided by the Adviser and reviewed by the Board in advance of the December 2019 Board Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that the Adviser was undergoing the Transaction, the implications of the Transaction on the Adviser’s business and the pre- and post-Transaction structure of the Adviser. In recognition of the fact that the Transaction had not been consummated at the time of the December 2019 Board Meeting and that the Board was being asked to approve the Adviser as it was expected to exist after the consummation of the Transaction as the investment adviser to the Funds, the materials provided by the Adviser addressed the Adviser as it was expected to exist after the consummation of the Transaction. The Board, in considering the Interim Agreement and the New Agreement in the context of the Transaction, relied upon representations from the Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by the Adviser; (ii) the Adviser did not anticipate any material changes to its compliance program or code

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of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

At the December 2019 Board Meeting, the Board also considered the terms of the Interim Agreement and the New Agreement and noted that (i) the Interim Agreement has the same advisory fees as, and does not materially differ from, the Prior Agreement, except with respect to certain provisions that are required by law, and (ii) the New Agreement has the same advisory fees as, and does not materially differ from, the Prior Agreement. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Agreement, which occurred at a Board meeting held on June 27, 2019 (the “June 2019 Board Meeting”), as part of its considerations to approve the Interim Agreement and the New Agreement and recommend the approval of the New Agreement to the Funds’ shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Agreement at the June 2019 Board Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the June 2019 Board Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the June 2019 Board Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the June 2019 Board Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities

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transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2019 Board Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Prior Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the June 2019 Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Prior Agreement.

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Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Prior Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and the

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2020 (Unaudited)

Funds’ shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Approval of the Interim Agreement and the New Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Interim Agreement and the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Interim Agreement for a term of up to 150 days, approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Funds’ shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

666 Fifth Avenue, 37th Floor

New York, NY 10103

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 8, 2020